SECURITIES AND EXCHANGE COMMISSION Washington, D.C.  20549

Form 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2003

GS Mortgage Securities Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-100818	13-6357101

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street New York, NY 10004

(Address of Principal Executive Offices) (Zip Code)

(212) 902-1000

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events

The Registrant registered issuances of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-100818) (the “Registration Statement”). The Securities and Exchange Commission declared this Registration Statement effective at 10:30AM on December 2, 2002. Pursuant to this Registration Statement, the Registrant issued and sold $322,977,264 in aggregate principal amount of Mortgage Pass-Through Certificates, Series 2003-9. This transaction closed on August 29, 2003. In connection with this transaction, the Registrant entered into the material agreements attached hereto as exhibits.

Item 7. Financial Statements and Exhibits

A list of the Exhibits filed herewith is attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS Mortgage Securities Corp.

By:	/s/ Samuel Ramos

Name:	Samuel Ramos
Title:	Secretary

Dated: September 15, 2003

EXHIBIT INDEX

Exhibit No.	Description

4.5.1	Master Servicing and Trust Agreement, dated as of August 1, 2003, among GS Mortgage Securities Corp., Wachovia Bank, National Association, JPMorgan Chase Bank and Chase Manhattan Mortgage Corporation

4.5.2	Standard Terms to Master Servicing and Trust Agreement (August 2003 Edition)

4.6	Form of Mortgage Pass-Through Certificate (included as part of Exhibit 4.5.1)